SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.     )
Filed by the Registrant	[ ]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ESTERLINE TECHNOLOGIES CORPORATION
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: _____________________________
	(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

	(4)	Proposed maximum aggregate value of transaction: _____________________________
	(5)	Total fee paid: _____________________________
		[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		(1)	Amount previously paid: _____________________________
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		(4)	Date Filed: _____________________________

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ESTERLINE TECHNOLOGIES CORPORATION

10800 NE 8th Street
Bellevue, Washington 98004

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 5, 2003
___________________

To the Shareholders of Esterline Technologies Corporation:

      NOTICE IS HEREBY GIVEN that the 2003 annual meeting of shareholders for ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), will be held on Wednesday, March 5, 2003, at 10:00 a.m., at the Harbor Club-Bellevue, Bellevue, Washington, for the following purposes:
(1)	to elect four directors of the Company;
(2)

to consider and approve a proposal to amend the Company's Amended and Restated 1997 Stock Option Plan for key employees authorizing the issuance of options to purchase an additional 750,000 shares of the Company's Common Stock;

(3)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on January 6, 2003, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

      The Company's Annual Report for fiscal year 2002 is enclosed for your convenience.
By order of the Board of Directors

ROBERT D. GEORGE Vice President, Chief Financial Officer, Secretary and Treasurer
January 23, 2003

Your vote is important. Please sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure that your shares will be represented at the annual meeting. Holders of a majority of the outstanding shares must be present either in person or by proxy for the meeting to be held. If you attend the meeting and vote your shares personally any previous proxies will be revoked.


PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 5, 2003

___________________

      This proxy statement, which is first being mailed to shareholders on or about January 23, 2003, has been prepared in connection with the solicitation by the Board of Directors of Esterline Technologies Corporation (the "Company") of proxies in the accompanying form to be voted at the 2003 annual meeting of shareholders of the Company to be held on Wednesday, March 5, 2003, at 10:00 a.m., at the Harbor Club-Bellevue, 777 108th Avenue NE, Bellevue, Washington, and at any adjournment or postponement thereof. The Company's principal executive office is at 10800 NE 8th Street, Bellevue, Washington 98004.

      The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may, without additional compensation, solicit the return of proxies by telephone, telegram, messenger, facsimile transmission or personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse such persons for their expenses in so doing. Furthermore, the Company has retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of $5,000 plus reimbursement of its out-of-pocket expenses.

      Any proxy given pursuant to the solicitation may be revoked at any time prior to being voted. A proxy may be revoked by the record holder or other person entitled to vote (a) by attending the meeting in person and voting the shares, (b) by executing another proxy dated as of a later date or (c) by notifying the Secretary of the Company in writing, at the Company's address set forth on the notice of the meeting, provided that such notice is received by the Secretary prior to the meeting date. All shares represented by valid proxies will be voted at the meeting. Proxies will be voted in accordance with the specification made therein or, in the absence of specification, in accordance with the provisions of the proxy.

      The Board of Directors has fixed the close of business on January 6, 2003, as the record date for determining the holders of common stock of the Company (the "Common Stock") entitled to notice of and to vote at the annual meeting. At the close of business on the record date there were outstanding and entitled to vote 20,806,561 shares of Common Stock, which are entitled to one vote per share on all matters which properly come before the annual meeting. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of directors. Shareholders are not entitled to cumulate votes in electing directors. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the amendments to the Company's Amended and Restated 1997 Stock Option Plan. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting. The Common Stock is listed for trading on the New York Stock Exchange.

      Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether or not a quorum is present at the annual meeting. The inspectors of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.


ELECTION OF DIRECTORS

      Four directors are to be elected at the 2003 annual meeting of shareholders. Three directors will be elected to serve a three-year term expiring at the 2006 annual meeting or until his successor is elected and qualified. The fourth director will be elected to a two-year term that expires after the 2005 annual meeting. The Board of Directors recommends a vote FOR the director nominees named below.

      Directors of the Company are elected for three-year terms that are staggered such that one-third of the directors is elected each year. In December 2002, by resolution of the Board of Directors, the number of authorized members of the Board was increased to ten. The Board appointed Anthony P. Franceschini to fill the vacancy created by the expansion and classified Mr. Franceschini into the class of directors whose term expires at the 2005 annual meeting. The current directors whose terms expire at the 2003 annual meeting are Ross J. Centanni, Robert S. Cline, and Wendell P. Hurlbut. Mr. Hurlbut will reach the age of 72 prior to 2006. In accordance with Board policy, Mr. Hurlbut is permitted to stand for re-election at the 2003 annual meeting, but if elected, Mr. Hurlbut will retire immediately following the 2004 annual meeting, which is the annual meeting that follows his 72nd birthday.

      In addition, Robert F. Goldhammer advised the Board that he will retire as a director immediately after the conclusion of the 2003 annual meeting. In light of Mr. Goldhammer's retirement, by resolution of the Board of Directors effective at the end of the 2003 annual meeting, the number of authorized members of the Board of Directors will be reduced to nine.

      Information as to each nominee and each director whose term will continue after the 2003 annual meeting is provided below. In the election of directors, any action other than a vote FOR the nominee will have the practical effect of voting against the nominee. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR the election of the nominees named below. The Board of Directors knows of no reason why any of the nominees will be unable or unwilling to serve. If any nominee becomes unavailable to serve, the Board of Directors intends for the persons named as proxies to vote for the election of such other persons, if any, as the Board of Directors may recommend.

Nominees to the class of directors whose term expires at the 2006 annual meeting:

Ross J. Centanni
Chairman, President and Chief Executive Officer, Gardner Denver, Inc. Age 57.
Mr. Centanni has been the Chairman of Gardner Denver, Inc. (a manufacturer of industrial compressors, blowers and pumps) since November 1998, and the President and Chief Executive Officer since November 1993. He is also a director of Denman Services, Inc. and Petroleum Equipment Suppliers Association. He has been a director of the Company since 1999.

Robert S. Cline
Chairman and Chief Executive Officer (Retired), Airborne Freight Corporation. Age 65.
Mr. Cline is the retired Chairman and Chief Executive Officer of Airborne Freight Corporation (an air express company), having held such positions from 1984 to 2002. He is also a director of SAFECO Corporation. He has been a director of the Company since 1999.

Wendell P. Hurlbut
Chairman (Retired), Esterline Technologies. Age 71.
Mr. Hurlbut served as Chairman of the Company from January 1993 through January 2001. Previously, he served as Chief Executive Officer of the Company from September 1997 through January 1999 and President and Chief Executive Officer from January 1993 through September 1997. Mr. Hurlbut is a retired member of the Board of Directors of the National Association of Manufacturers. He has been a director of the Company since 1989.


Nominee to the class of directors whose term expires at the 2005 annual meeting:

Anthony P. Franceschini
Director, President and Chief Executive Officer, Stantec Inc. Age 51.
Mr. Franceschini has been the Director, President and Chief Executive Officer of Stantec Inc. (a global design firm) since June 1998. Prior to June 1998, he was Senior Vice President and Chief Operating Officer, Consulting Services for Stantec Inc. He has been a director of the Company since 2002.

Continuing Directors:

Richard R. Albrecht
Executive Vice President (Retired), Commercial Airplane Group, The Boeing Company. Age 70.
Prior to August 1997, Mr. Albrecht was Executive Vice President of the Commercial Airplane Group for The Boeing Company (an aerospace company), having held such position from 1984 to 1997. He has been a director of the Company since 1997 and his current term expires in 2004.

John F. Clearman
Special Advisor to the Board (Retired), Milliman USA. Age 65.
Prior to January 2003, Mr. Clearman was a Special Advisor to the Board of Milliman USA (an actuarial consulting firm), having held such position since August 2001. From October 1998 through July 2001, he was the Chief Financial Officer of Milliman USA. He is also a director for several other companies including Oberto Sausage, Inc., Washington Federal Savings, Inc., Barclay Dean Interiors, GT Development, Lang Manufacturing and West Farm Foods. He has been a director of the Company since 1989 and his current term expires in 2004.

Robert W. Cremin
Chairman, President and Chief Executive Officer, Esterline Technologies. Age 62.
Mr. Cremin has been Chairman since January 19, 2001. In addition, he has served as Chief Executive Officer and President since January 1999 and September 1997, respectively. He is also the Chairman of the President's Council of Manufacturers Alliance/MAPI. He has been a director of the Company since 1998 and his current term expires in 2005.

E. John Finn
Chairman (Retired), Dorr-Oliver Incorporated. Age 71.
Mr. Finn is the retired Chairman and Partner of Dorr-Oliver Incorporated (a process engineering and equipment company), having held such positions from 1988 to 1995. He is also a director of Stantec, Inc. He has been a director of the Company since 1989 and his current term expires in 2005.

Jerry D. Leitman
Chairman, President and Chief Executive Officer of FuelCell Energy, Inc. Age 60.
Mr. Leitman has been the Chairman, President and Chief Executive Officer of FuelCell Energy, Inc. (a fuel cell company) since June 2002. Previously, he was the President and Chief Executive Officer of FuelCell Energy, Inc. from August 1997. He has been a director of the Company since 1998 and his current term expires in 2004.


OTHER INFORMATION AS TO DIRECTORS

Director Compensation

      The Company pays, in cash, non-employee directors an annual retainer fee of $20,000 for services on the Board and all committees thereof, a fee of $1,000 for each special meeting attended and a fee of $200 for each telephonic meeting in which they participate (and reimburses such directors for out-of-pocket expenses incurred therewith). The Company also pays, in cash, each non-employee director serving as a committee chairman an annual fee of $5,000.

      In addition, the Company pays non-employee directors additional compensation in the form of an annual issuance to each director of $10,000 worth of fully-paid Common Stock and reimburses each such director in cash for the payment of income taxes ($6,286.64 at current Federal income tax rates) on this stock. Employees of the Company serving on the Board and committees thereof receive no additional compensation for such service. There were seven meetings of the Board of Directors during fiscal 2002.

Board Committees

      The Audit Committee, currently consisting of Messrs. Clearman (Chairman), Albrecht, Centanni, and Cline, recommends to the Board the independent auditors to be selected to audit the Company's annual financial statements, approves the terms of the engagement of the independent auditor and reviews and approves the fees charged for audits and for any non-audit assignments. The Board of Directors has adopted a written charter for the Audit Committee, whose responsibilities also include overseeing (1) the integrity of the Company's financial statements, which includes reviewing: the scope and results of the annual audit by the independent auditors, any recommendations of the independent auditors resulting therefrom and management's response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal and independent auditors, and (5) such other related matters may be assigned to it by the Board of Directors. The Audit Committee met seven times during 2002.

      The Compensation & Stock Option Committee, currently consisting of Messrs. Goldhammer (Chairman), Finn, Hurlbut and Leitman, reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer in light of the corporate goals and objectives and recommends the form and level of compensation for officers of the Company. The Compensation & Stock Option Committee has also been appointed by the Board of Directors to administer the Company's stock option plans and incentive compensation plans, which includes recommending amendment to such plans. The Compensation & Stock Option Committee met three times during 2002.

      The Executive Committee, currently consisting of Messrs. Cremin (Chairman), Albrecht, Finn and Goldhammer, reviews situations that might, at some future time, become items for consideration of the entire Board of Directors and acts on behalf of the entire Board of Directors between its meetings. The Executive Committee did not meet during 2002.

      The Nominating & Corporate Governance Committee, currently consisting of Messrs. Finn (Chairman), Cline and Hurlbut, recommends individuals to be presented to the shareholders of the Company for election or re-election to the Board of Directors, oversees the evaluation of the Board of Directors and Company management and monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company. Written proposals from shareholders for nominees for directors to be elected at the 2003 annual meeting, which were submitted to the Secretary of the Company by September 20, 2002, and which contained sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications, were considered by the Nominating Committee. The Nominating & Corporate Governance Committee met twice during 2002.

      During fiscal 2002, each director, except Mr. Goldhammer, attended at least 75% of the total number of meetings of the Board of Directors and Board committees of which he was a member.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of shares of Common Stock as of January 6, 2003 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's named executive officers and (iv) all directors and executive officers of the Company as a group.
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Snyder Capital Management, L.P.
  350 California Street, San Francisco, CA   94104
Alliance Capital Management L.P.
  1290 Avenue of the Americas, New York, NY 10104
J. L. Kaplan Associates, LLC
  222 Berkeley Street, Suite 2010, Boston, MA   02116
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor, Santa Monica, CA   90401
Barclays Global Investors, N.A.
  45 Fremont Street, San Francisco, CA   94105
Robert W. Cremin
Larry A. Kring
James J. Cich, Jr.
Stephen R. Larson
Robert D. George
Wendell P. Hurlbut
E. John Finn
Robert F. Goldhammer
John F. Clearman
Richard R. Albrecht
Ross J. Centanni
Robert S. Cline
Jerry D. Leitman
Directors, nominees and executive officers as a group
  (16 persons)

	1,631,200 1,601,167 1,350,930 1,225,791 1,143,903 368,991 224,775 132,200 120,000 91,500 76,364 39,824 30,324 13,824 4,314 3,782 3,782 2,080 1,221,685	(3) (4) (5) (6) (7) (8) (8) (8) (8) (8) (8)	7.8% 7.7% 6.5% 5.9% 5.5% 1.7% 1.1% * * * * * * * * * * * 5.6%

______________
*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the shareholders named in this table is Esterline Technologies Corporation, 10800 NE 8th Street, Bellevue, Washington 98004.
(2)

Unless otherwise indicated in the footnotes to this table, the person and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)	Based upon information provided by Snyder Capital Management L.P. ("Snyder"), Snyder has dispositive power of 1,631,200, shared voting power of 1,472,000 and no voting power over 159,200.
(4)

Based upon information provided by AXA Financial, Inc. ("AXA"), AXA has sole voting power with respect to 1,229,578 shares, shared voting power with respect to 10,050 shares, sole dispositive power with respect to 1,060,067 shares and shared dispositive power with respect to 541,120. AXA Rosenburg Investment Management LLC ("AXA Rosenburg") is deemed to have sole voting power with respect to 342,420 shares and shared dispositive power with respect to 541,120 shares. Each of Mutuelles AXA, as a group, parent holding company of AXA and AXA Financial, Inc., and AXA, parent holding company of AXA Rosenburg, disclaim beneficial ownership of all such securities.

(5)

The holding shown is based on information provided by J. L. Kaplan Associates, LLC, a registered investment advisor. Based on such information, sole and shared voting and dispositive power is reported with respect to all of the shares.

(footnotes continued on following page)

(6)

Based upon information provided by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios.") In its role as investment adviser or investment manager, Dimensional possessed sole voting and sole investment power over all of the shares. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(7)

The information on the number of shares held is based upon a Form 13-G filed on February 8, 2002 on behalf of Barclays Global Investors, NA and Barclays Global Fund Advisors (the "Barclays Entities"). According to such filing, the Barclays Entities have sole voting authority with respect to 1,143,903 shares and sole dispositive power with respect to all of the shares.

(8)

Includes shares subject to options granted under the Company's Amended and Restated 1987 and 1997 Stock Option Plans which are exercisable currently or within 60 days of the date of this proxy statement as follows: Mr. Cremin, 363,750 shares; Mr. Kring, 204,375 shares; Mr. Larson, 118,000 shares; Mr. Cich, 100,000 shares; Mr. George, 90,500 shares; and directors, nominees and executive officers as a group, 983,750 shares.

___________________

EXECUTIVE COMPENSATION

      The following table summarizes compensation paid or accrued during fiscal years 2002, 2001, and 2000 for services in all capacities to the Company by the persons who, at October 25, 2002, were the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"):

Summary Compensation Table
Long-Term Compensation
Name and Principal Position	Year	Annual Compensation		Awards Securities Underlying Options (#)	Payouts LTIP Payouts ($)	All Other Compensation ($) (1)
		Salary ($)	Bonus ($)
Robert W. Cremin (2) Chairman, President and Chief Executive Officer	2002 2001 2000	490,000 454,583 409,167	294,300 259,749 329,327	50,000 50,000 35,000	164,725 225,775 319,825	2,750 2,550 2,550
James J. Cich, Jr. Group Vice President	2002 2001 2000	250,000 233,333 221,667	101,733 87,514 119,034	15,000 10,000 15,000	53,910 73,890 104,670	2,750 2,550 2,550
Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer	2002 2001 2000	258,667 246,667 222,500	101,733 92,355 126,970	15,000 10,000 40,000	53,910 73,890 104,670	2,750 2,550 2,550
Larry A. Kring Group Vice President	2002 2001 2000	318,333 308,333 297,500	121,717 115,444 158,712	20,000 15,000 22,500	53,910 73,890 104,670	2,750 2,550 2,550
Stephen R. Larson (3) Vice President, Strategy & Technology	2002 2001 2000	266,333 262,000 255,833	99,190 97,941 135,963	15,000 10,000 15,000	53,910 73,890 104,670	2,750 2,550 2,550

______________

(footnotes on following page)

(1)	Other amounts listed are those contributed or accrued by the Company for the Named Executive Officer under the Company's 401(k) plan.
(2)

Mr. Cremin was named Chairman on January 19, 2001, in addition to President and Chief Executive Officer, which he has held since January 19, 1999. Previously, he held positions as President and Chief Operating Officer since September 25, 1997.

(3)	Mr. Larson assumed a new position as Vice President, Strategy & Technology on January 4, 2000. From April 1991, he was Group Vice President.

Options Granted in the Fiscal Year Ended October 25, 2002
Individual Grants
Name	Number of Securities Underlying Options Granted (#) (1)(2)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					0% ($)	5% ($)	10% ($)
Robert W. Cremin James J. Cich, Jr. Robert D. George Larry A. Kring Stephen R. Larson	50,000 15,000 15,000 20,000 15,000	19% 6% 6% 8% 6%	15.82 15.82 15.82 15.82 15.82	December 2011 December 2011 December 2011 December 2011 December 2011	0 0 0 0 0	497,456 149,237 149,237 198,982 149,237	1,260,650 378,195 378,195 504,260 378,195

______________
(1)

The grants were made pursuant to the Company's Amended and Restated 1997 Stock Option Plan. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. The options vest at the rate of twenty-five percent per year on each of the first four anniversaries of the date of grant. The Amended and Restated 1997 Stock Option Plan provides that the aggregate exercise price of the options and the withholding tax applicable upon exercise (up to the 27% tax rate) may be paid through withholding of shares otherwise issuable upon exercise, which shares are valued at the market price per share on the date of exercise. In the event any person becomes the beneficial owner of 30% or more of the Common Stock, including by means of a tender offer, or upon approval by the Company's shareholders of a merger or similar transaction providing for the exchange of more than 50% of the Company's shares into cash, property or securities of a third party, all options held by the Named Executive Officers under the stock option plans will become immediately exercisable.

(2)	These grants were made in December 2001.
(3)

The potential realizable value is based on the assumption that the stock price for the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term, as specified by the SEC. These assumed rates of annual stock price appreciation are specified by the rules of the SEC and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual realizable value, if any, on stock option exercises depends on the future performance of the Common Stock as well as the option holder's continued employment with the Company.


Aggregated Option Exercises in the Fiscal Year Ended October 25, 2002,
  and Fiscal Year End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) (2)		Value of Unexercised, In-the-Money Options at Fiscal Year End ($) (3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert W. Cremin James J. Cich, Jr. Robert D. George Larry A. Kring Stephen R. Larson	- - - 70,000 10,000	- - - 1,150,575 80,250	317,500 87,500 76,750 186,250 105,500	117,500 32,500 51,250 46,250 32,500	1,798,008 270,412 164,213 1,745,469 755,225	223,588 81,938 145,963 117,506 81,938

______________
(1)	The value realized is the difference between the fair market value of the underlying Common Stock at the time of exercise and the aggregate exercise price of the options.
(2)	Exercisable/unexercisable amounts are as of October 25, 2002.
(3)

Based on the closing price of the Common Stock on October 25, 2002, as reported by the New York Stock Exchange ($17.98), less the exercise price, multiplied by the number of in-the-money options held. There is no guarantee that, if and when these options are exercised, they will have this value.

Long-Term Incentive Plans-Awards in the Fiscal Year Ended October 25, 2002
Name	Number of Shares, Units or Other Rights	Performance or Other Period Until Maturation or Payout	Estimated Future Annual Payouts under Non-Stock Price-Based Plans ($) (1)
			Target	Maximum
Robert W. Cremin James J. Cich, Jr. Robert D. George Larry A. Kring Stephen R. Larson	- - - - -	2000-2003 2000-2003 2000-2003 2000-2003 2000-2003	275,000 90,000 90,000 90,000 90,000	412,500 135,000 135,000 135,000 135,000

______________
(1)

The above awards were made pursuant to the Company's long-term incentive compensation plan which was instituted on November 1, 1999. Awards under the new plan are based on performance with respect to three groups of objectives: Group I - target earnings per share growth and target return on shareholders' equity; Group II - strategic operating performance objectives, which may be altered from time to time by the Committee; and Group III - relative earnings per share and return on equity as compared to a peer group of companies and industries. Each of the three groups of objectives is weighted equally and the plan provides for annual updating of objectives when the Committee deems appropriate. Partial payments are to be made based on performance with respect to each group of targets for each year. See "Compensation Committee Report-Long Term Incentive Plan."

Retirement Benefits

      The Named Executive Officers are covered by a tax-qualified defined benefit retirement plan and a Supplemental Executive Retirement Plan ("SERP") which require an employee contribution of 1% of annual compensation. Under the plans, benefits accrue until retirement, subject to a 30-year maximum, with normal retirement at age 65. Under the tax-qualified defined benefit retirement plan, retirees are entitled to receive an annuity computed under a five-year average compensation formula, which includes salary, amounts earned under annual and long-term incentive compensation


plans and amounts realized upon exercise of stock options, less expected Social Security benefits. The SERP provides benefits in excess of statutory limits and entitles retirees to receive an annuity computed under a restricted version of the five-year average compensation formula, which excludes amounts earned under the long-term incentive compensation plan and amounts realized upon exercise of stock options. The retirees may select either a life annuity or one of several alternative forms of payment with an equivalent actuarial value.

      The approximate annual annuity payable upon retirement to the Named Executive Officers is shown in the following table. The amounts shown assume retirement at age 65. Benefits are integrated with Social Security based on the career average Social Security wage base in effect in 2002. To the extent the Social Security wage base is increased after 2002, the benefits payable under the retirement plan would be lower than the amounts shown.

Pension Plan Table
	Years of Credited Service at Retirement
Average Compensation	10	15	20	25	30
$ 100,000 250,000 400,000 550,000 700,000 850,000 1,000,000 1,150,000	$ 12,800 36,800 60,800 84,800 108,800 132,800 156,800 180,800	$ 19,200 55,200 91,200 127,200 163,200 199,200 235,200 271,200	$ 25,600 73,600 121,600 169,600 217,600 265,600 313,600 361,600	$ 32,000 92,000 152,000 212,000 272,000 332,000 392,000 452,000	$ 38,400 110,400 182,400 254,400 326,400 398,400 470,400 542,400

      As of the end of 2002, the Named Executive Officers had accumulated the following years of credited service: Mr. Cremin, 26; Mr. Cich, 5; Mr. George, 5; Mr. Kring, 9; and Mr. Larson, 23. Pursuant to an arrangement approved by the Board of Directors, Mr. Cremin receives 1.28 years of credit for each year of service after September 29, 1996, until he ceases to be employed as the Company's Chief Executive Officer or until he reaches age 65 (which will result in Mr. Cremin having 30 years of credited service upon retirement from the Company after attaining age 65).

Termination Agreements

      The Company has entered into termination protection agreements with the Named Executive Officers which are designed to induce them to remain in the employ of the Company or any successor company in the event of certain changes in ownership or control by assuring compensation benefits if an officer is terminated "Without Cause" or resigns for "Good Reason," as defined in the agreements. In the event of such termination within two years after a change in ownership or control, the agreements provide for lump sum payments equal to three times the average compensation received during the prior two years, payment of certain legal fees and expenses associated with the termination and insurance benefits for the remainder of the initial two-year period, or until other full-time employment is accepted.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Company's Board of Directors consists of four non-employee directors, each of whom the Board has determined meets the independence and experience requirements of Sections 303.01(B)(2) and (3) of the New York Stock Exchange Listing Standards currently in effect. A copy of the Audit Committee charter is attached to this proxy as Annex A.

      Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee is responsible for overseeing the Company's financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements relating to the fiscal year ended October 25, 2002 and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.


      The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters relating to the audit required to be discussed by Statements of Auditing Standards 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company and received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1.

      The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 25, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Company's independent auditors.

Respectfully submitted,

JOHN F. CLEARMAN, CHAIRMAN
RICHARD R. ALBRECHT
ROSS J. CENTANNI
ROBERT S. CLINE

INDEPENDENT ACCOUNTANT'S FEES

      The aggregate fees billed by Ernst & Young LLP, the Company's independent accountants, in fiscal 2002 were as follows:

Services Rendered in Fiscal 2002	Fees

Professional services rendered for the audit of the Company's annual financial statements, and the reviews of the financial statements included in the Company's Forms 10-Q
Audit related services
All other services

$497,932 121,345 557,558

      The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Ernst & Young LLP's independence and has concluded that it is.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

Executive Compensation Principles

      The Compensation & Stock Option Committee (the "Committee") is responsible for administering the compensation program for the executive officers of the Company. The Committee is composed exclusively of independent directors who are not eligible to participate in any of the Company's executive compensation programs.

      The Company's executive compensation practices are based on principles designed to align executive compensation with Company objectives, business strategy, management initiatives and financial performance. In applying these principles the Committee has established a program to:

*

Support a performance-oriented environment that rewards performance not only with respect to the Company's annual results, but also with respect to Company performance as compared to that of longer term industry performance levels.

*	Reward executives for long-term strategic management and the enhancement of shareholder value.
*	Attract and retain key executives critical to the success of the Company.

Executive Compensation Program

      Each executive's total compensation consists of both cash and equity-based compensation. The cash portion consists of salary, an annual incentive plan and a long-term incentive plan. The equity portion consists of awards under the Company's stock option plans.

Salary:

      The Committee determines the initial salary for key executive officers based upon surveys of salaries for positions of comparable responsibility, taking into account competitive norms and the experience of the person being considered. Subsequent salary changes are based upon individual performance or changes in responsibilities. Through the use of external compensation survey data, the Committee targets pay levels for comparable positions in benchmark companies. These benchmark companies include major aerospace and other large corporations, as well as some of the companies in the S&P 500 and Aerospace and Defense Index used in the performance comparison graph in this proxy statement.

Annual Incentive Plan:

      Award amounts payable under the annual incentive plan are initially computed at the beginning of the fiscal year based on a "target" award amount (stated as a percentage of the executive's base salary) and the achievement of certain performance measurement goals. The actual award amount can range from 0% to 150% of each executive's "target" award amount.

      After "target" award amounts are computed, the Committee may, at its discretion, adjust the actual amount paid to each executive upward or downward by as much as 25% of the greater of the executive's computed award and the executive's target award amount. The ability of the Committee to make subjective adjustments to award amounts reflects the Committee's desire that the performance of the Company measured against the goals established at the beginning of the year reflect as fully as possible the achievements of management. No award may exceed 112.5% of the executive's base salary.

      For 2002, the Committee selected earnings per share as the sole performance measurement goal. Award amounts computed under the plan formula ranged from 10% to 55% of base salary. No adjustments under the discretionary formula were made.

Long-Term Incentive Plan:

      The long-term incentive compensation plan covers the four fiscal year period ending in October 2003 and is based on three groups of objectives: Group I establishes target earnings per share growth and target return on shareholders' equity; Group II establishes strategic operating performance objectives for the Committee to monitor, which may be altered from time to time by the Committee; and Group III establishes relative earnings per share and return on equity performance measurements compared to a peer group of companies and industries. Each of the three groups of objectives is weighted equally, and the plan provides for annual updating of objectives when the Committee deems appropriate.

      The plan contemplates partial payouts after the close of each fiscal year based on Committee evaluation of performance and based upon certain dollar targets established for each participant at the beginning of each fiscal year. These partial payouts are limited to 150% of base salary for each year an executive receives payments under the plan. For fiscal 2002, no earned payout to a plan participant exceeded 31% of base salary.


Stock Options:

      The portion of the long-term incentive plan provided from stock options contemplates annual awards of stock options roughly equal in value to the current salary of each senior executive. The Committee regularly reviews each such executive's situation and grants additional options periodically or in connection with promotions. The options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, and become exercisable after the expiration of a period of time. Typically each grant vests on an annual basis ratably over four years, and continues to be exercisable until ten years from the date granted. The options provide incentive for the creation of shareholder value over the long term, since the full benefit of the options cannot be realized unless the Common Stock appreciates during the term of the option.

Chief Executive Officer Compensation:

      The Committee believes the CEO's compensation should be structured so the payouts from the annual incentive plan and the long-term incentive plan relate closely to the Company's performance. It has followed a policy of providing the CEO with a compensation package which, in addition to base salary, would pay cash incentives of up to 125% of base salary for achieving target Company performance. Each year, the Committee separately reviews the CEO's salary and participation levels in both the annual incentive plan and long-term incentive plan. In 2002, the CEO's award under the annual incentive plan was $294,300 (55% of base salary), the earned portion of the long-term incentive plan was $164,725 (31% of base salary), and the CEO's base salary was $540,000 (effective July 1, 2002). In December 2002, the Committee awarded the CEO options to purchase 40,000 shares of the Company's Common Stock at fair market value on the date of grant.

Additional Information:

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company's CEO or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit. The Committee generally intends to grant awards under the Company's stock option plans consistent with the terms of Section 162(m) so the awards will not be subject to the $1 million limit. In other respects, the Committee generally intends to take actions in the future that may be necessary to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with the Company's ability to provide competitive compensation.

Respectfully submitted,

ROBERT F. GOLDHAMMER, CHAIRMAN
E. JOHN FINN
WENDELL P. HURLBUT
JERRY D. LEITMAN


COMMON STOCK PRICE PERFORMANCE GRAPH

      The following graph compares the cumulative total return to shareholders on the Common Stock during the fiscal years 1997 through 2002 with the cumulative total return of the Standard & Poor's 500 Stock Index, the Aerospace & Defense Smallcap Index, and the Standard & Poor's Smallcap 600 Index. The cumulative total return on the Company's Common Stock and each index assumes the value of each investment was $100 on October 31, 1997, and that all dividends were reinvested. The measurement dates plotted below indicate the last trading date of each fiscal year shown. The stock price performance shown in the graph is not necessarily indicative of future price performance.

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION PLAN

      The Board of Directors of the Company is seeking shareholder approval of an amendment to the Esterline Technologies Corporation Amended and Restated 1997 Stock Option Plan (the "1997 Plan") to increase by 750,000 shares the total number of shares of Common Stock available for granting options. As of December 6, 2002, eighty-eight of the Company's employees were participating in the 1997 Plan. At that date, options to purchase an aggregate of 1,214,375 shares of Common Stock were outstanding under the 1997 Plan, and 57,125 shares of Common Stock remained available for grant. The Board believes the amendment is necessary to enable the Company to continue to attract and retain valuable employees.

Amendment to Qualify the 1997 Plan for Exemption Under Section 162(m) of the Internal Revenue Code

      Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), publicly held companies may not deduct compensation paid to certain executive officers to the extent that such compensation exceeds $1 million in any one year for each such office. The Code provides an exception for "performance-based" compensation. The Board is now seeking shareholder approval of limits to qualify grants under Section 162(m) of the code that establish that not more that 325,000 shares of Common Stock may be made subject to awards under the 1997 Plan to any individual in the aggregate in any one fiscal year, except that the Company may make additional one-time grants of up to 650,000 shares to newly hired or newly promoted individuals.


      A copy of the 1997 Plan, as proposed to be amended, is attached to this proxy statement as Annex B and is incorporated herein by reference. The following description of the 1997 Plan as amended is a summary and does not purport to be a complete description. See Annex B for more detailed information.

      DESCRIPTION OF THE PLAN. On September 18, 1996, the Board of Directors adopted the 1997 Plan, which provides for the grant of non-qualified stock options to officers (including officers who are directors) and other key employees of the Company and its subsidiaries. The Company's shareholders approved the 1997 Plan in March 1997. If the amendment to the Plan is approved by shareholders, a total of 2,050,000 shares of Common Stock will be reserved for issuance pursuant to awards under the 1997 Plan.

      The purposes of the 1997 Plan are to further the long-term growth in earnings of the Company by providing a special incentive to selected officers and other key employees of the Company and its subsidiaries who are responsible for such growth; to facilitate the ownership of shares of Common Stock by such individuals, thereby increasing the identity of their interests with those of the Company's shareholders; and to assist the Company in attracting and retaining such individuals with experience and ability.

      PLAN ADMINISTRATION. The 1997 Plan may be administered by the Company's Board of Directors of a committee thereof consisting solely of two or more directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act (such Board or committee sometimes referred to herein as the "plan administrator"). The Compensation & Stock Option Committee currently serves as the plan administrator. Plan administrators do not receive any remuneration under the 1997 Plan in their capacity as administrators of the plan. The 1997 Plan provides that no plan administrator will be liable for any action or determination taken or made in good faith with respect to the plan or any option granted thereunder.

      Subject to the terms of the 1997 Plan, the plan administrator has the right to grant options to eligible recipients and to determine the terms and conditions of the stock option agreements evidencing the grant of such options, including the vesting schedule and exercise price of such options, except that the exercise price will not be less than the fair market value of the Common Stock on the date of grant.

      SECURITIES SUBJECT TO THE 1997 PLAN. There are reserved for issuance under the 1997 Plan an aggregate of 2,050,000 treasury or authorized but unissued shares of Common Stock. The aggregate number of shares of Common Stock as to which options may be granted to any participant during the term of the 1997 Plan may not, subject to adjustment as set forth below, exceed 325,000 shares of Common Stock in any one fiscal year of the Company, except that the Company may make one-time grants of up to 650,000 shares to newly hired or newly promoted individuals.

      The 1997 Plan provides that, in the event of changes in the Common Stock by reason of a merger, reorganization, recapitalization, common stock dividend, stock split or similar change, the plan administrator will make appropriate adjustments to (i) the aggregate number of shares issuable upon the exercise thereafter of any option previously granted and (ii) the limits on the number of shares that can be granted to an individual in any year.

      ELIGIBILITY. Discretionary grants of options may be made to any officer (including officers who are directors) or other key employee of the Company or its direct and indirect subsidiaries who is determined by the plan administrator to be in a position to contribute to the long-term growth in earnings of the Company.

      EXERCISE OF OPTIONS. Options will vest and become exercisable according to a schedule established by the plan administrator. In the case of options exercisable by installment, options not exercised during any one year may be accumulated and exercised at prescribed times during the remaining years of the option. Options that are not exercised within ten years from the date of grant will expire without value. Typically options vest at the rate of 25% per year.

      Notwithstanding the foregoing, all options granted under the 1997 Plan will vest and become immediately exercisable upon the consummation of a sale(s) or other disposition(s) aggregating, during any twelve-month period, 30% or more of the equity book value of the Company as measured at the month-end immediately preceding the first such sale or disposition. In addition, the 1997 Plan provides that options granted to officers will accelerate and become immediately


exercisable upon the consummation of certain events constituting a "change in control" of the Company, including (i) the acquisition by certain persons of 30% or more of the Company's voting shares, (ii) a merger or other consolidation pursuant to which the Company's shareholders do not retain at least 70% of the voting power of the stock of the surviving entity, (iii) certain changes in the composition of the Company's Board of Directors, (iv) the liquidation or dissolution of the Company or (v) the sale of all or substantially all its assets other than a sale to an entity, at least 70% of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      All options granted, which have not as yet become exercisable, will terminate immediately upon termination of employment for any reason. All rights to exercise vested options terminate not more than three months after the option holder's employment terminates for any reason other than death, disability, or in certain cases, retirement. In no event may an option be exercised more than ten years from the date it is granted.

      Options are not transferable, other than by will or the laws of descent and distribution, and are exercisable during the recipient's lifetime only by the recipient. Upon the exercise of any option, the purchase price must be fully paid in cash, or, at the discretion of the plan administrator, by delivery of Common Stock owned at least six months equal in market value to the exercise price, or through a cashless exercise procedure, or by a combination of cash, delivery of Common Stock and a cashless exercise procedure. Participants may also use a cashless exercise procedure to pay the amount necessary to meet tax-withholding requirements.

      AMENDMENT AND TERMINATION. The Plan will remain in effect for a period of ten years from March 5, 1997 until March 5, 2007. The Board of Directors may terminate or amend the 1997 Plan at any time, except that shareholder approval is required for any amendment to (i) increase the maximum number of shares of stock which may be issued under the 1997 Plan (except for adjustments set forth in the 1997 Plan), (ii) change the class of individuals eligible to participate in the 1997 Plan or (iii) extend the term of the 1997 Plan, in each case only to the extent required by Section 162(m) of the Code or other applicable law with respect to the material amendment of any employee benefit plan maintained by the Company. Termination or amendment of the 1997 Plan will not affect previously granted non-qualified stock options, which will continue in effect in accordance with their terms.

      PAYMENT OF TAXES. Participants are required, not later than the date as of which the value of an award first becomes includable in the gross income of the participant for Federal income tax purposes, to pay to the Company, or make arrangements satisfactory to the plan administrator regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the 1997 Plan are conditional on the making of such payments or arrangements and the Company will have the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. Participants may pay the Company cash, have shares equal to the value of the tax deducted from their exercise (up to the employer's minimum required tax-withholding rate) or surrender Common Stock already held by the participant (up to the employer's minimum required tax-withholding rate) to the extent the participant has held the shares for less than six months if to pay the amount necessary to meet the tax-withholding requirements.

      CERTAIN FEDERAL INCOME TAX EFFECTS.

      THE FOLLOWING IS A GENERAL DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS AND THE COMPANY RELATING TO OPTIONS THAT MAY BE GRANTED UNDER THE PLAN. THIS DISCUSSION DOES NOT PURPORT TO COVER ALL TAX CONSEQUENCES RELATING TO OPTIONS.

      A participant will generally not be taxed upon the grant of a non-qualified stock option, which is the only type of option that may be granted under the 1997 Plan. Rather, at the time of exercise of such option, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income, provided that the deduction is not disallowed under Section 162(m) of the Code. The 1997 Plan is designed to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code.


      If shares acquired upon the exercise of an option are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon whether the stock has been held for more than one year after such date.

      According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of an option, in whole or in part, by delivering shares of the Company's Common Stock already owned by him/her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for options. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

      The closing market price of the Company's Common Stock on the New York Stock Exchange as reported on January 6, 2003, was $18.59 per share.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Amended and Restated 1987 Stock Option Plan, the Non-Employee Directors' Stock Option Plan, the Amended and Restated 1997 Stock Option Plan and the 2002 Employee Stock Purchase Plan, the only equity compensation plans of the Company in effect as of the end of the Company's last fiscal year. The table does not include any shares for which shareholder approval is being sought at the annual meeting.
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders Equity compensation plans not approved by security holders	1,618,125 -	$14.85 $ -	491,625(1) -
Total	1,618,125	$14.85	491,625
(1)	Of these shares, 300,000 shares are available for purchase under the 2002 Employee Stock Purchase Plan as of the end of the Company's last completed fiscal year.

SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Company, on the recommendation of the Audit Committee and management, approved the appointment of Ernst & Young LLP as the Company's independent auditors to audit its consolidated financial statements for the year ending October 25, 2002.

      The Company expects that representatives of Ernst & Young LLP will be present at the 2003 annual meeting, will be given the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers to send reports of their ownership of Common Stock and of changes in such ownership to the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who did not file a Section 16 report on a timely basis. Based solely upon a review of such reports furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that all such reports were filed on a timely basis during fiscal 2002.

OTHER MATTERS

      As of the date of this proxy statement, the only matters which management intends to present at the meeting are those set forth in the notice of meeting and in this proxy statement. Management knows of no other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting as proxies.

ANNUAL REPORT AND FORM 10-K

      The 2002 Annual Report of the Company was mailed to shareholders with this proxy statement. The Company will furnish without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 25, 2002 to any shareholder who makes a request. Contact Esterline Technologies, Attn: Corporate Communications, 10800 NE 8th Street, Bellevue, WA 98004 or call (425) 453-9400. This proxy statement and the 2002 Annual Report are also available on the Company's website, http://www.esterline.com.

SHAREHOLDER PROPOSALS FOR 2004

      An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2004 annual meeting must notify the Secretary of the Company. The proposal must be received at the Company's executive office no later than September 25, 2003. A shareholder must have been a registered or beneficial owner of at least one percent of the outstanding shares of Common Stock or shares of Common Stock with a market value of $2,000 for at least one year prior to submitting the proposal and the shareholder must continue to own such stock through the date on which the meeting is held. In addition, if the Company receives notice of a shareholder proposal after December 9, 2003, the persons named as proxies in the proxy statement for the 2004 annual meeting will have discretionary voting authority to vote on such proposal at the 2004 annual meeting.
By order of the Board of Directors

ROBERT D. GEORGE Vice President, Chief Financial Officer, Secretary and Treasurer
January 23, 2003


ANNEX A

AUDIT COMMITTEE CHARTER

Purpose and Authority

      It is the policy of this Company to have an Audit Committee (the "Committee") of the Board of Directors to assist the Board in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal and independent auditors. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.

      As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors.

      The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Composition, Role and Independence; Meetings

      The membership of the Committee shall consist of at least three directors. In the business judgment of the Board, each member shall be generally knowledgeable in financial and auditing matters, and at least one member shall have accounting or related financial management expertise, and be a "financial expert" as defined by the Securities and Exchange Commission (the "SEC"). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange ("NYSE") and other regulations applicable to the Company, as the same may be amended or supplemented from time to time. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

      No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. The Board may remove any member from the Committee. The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the director of internal audit, and the lead independent audit partner.

      The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.


Duties and Responsibilities

      The Committee's duties and responsibilities include the following, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:

      Engagement of Independent Auditor

Selecting and retaining the independent auditor to audit the financial statements of the Company. The Committee is ultimately responsible for the selection, evaluation and, as necessary, the replacement of the outside auditor, with the understanding that the independent auditor shall report directly to the Committee and shall be ultimately accountable to the Committee and to the Board, as representatives of the shareholders of the Company. In so doing, the Committee will ensure that the independent auditor submits on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company and an affirmation that the auditor is in fact independent, will actively engage in dialogue with the independent auditor regarding any relationships or services that may impact the independent auditor's objectivity and independence, and will recommend to the Board actions appropriate to satisfy itself of the independent auditor's independence.

Determining and approving the compensation of the independent auditor; resolving disagreements between management and the independent accountant.

Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

Pre-approving the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services. Pre-approving audit and non-audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

Ensuring that the Committee's approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

      Evaluation of Independent Auditor

At least annually, evaluating the independent auditor's qualifications, performance and independence, including that of the lead partner.

At least annually, obtaining and reviewing a report by the independent auditor describing the firm's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.

At least annually, obtaining and reviewing the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engaging in a dialogue with the auditor with respect to that firm's independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and taking, or recommending that the Board take, appropriate action to satisfy itself of the independence of the outside auditor.


Discussing with the independent auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

Ensuring that the independent auditor's lead partner and reviewing partner are replaced every five years. Considering, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

Presenting the Committee's conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.

      Review of Financial Statements and Related Disclosure

Reviewing the audited financial statements, the report of the independent auditor thereon, the quarterly financial statements, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and having the opportunity to discuss questions and concerns with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, issues encountered during the course of the audit work (including any restrictions on the scope of activities, access to required information and such other inquiries as may be appropriate). Based on the review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS No. 61, and its discussions regarding the auditor's independence, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

Reviewing with the independent auditor any audit problems or difficulties and management's response, including significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the national office, and any management or internal control letters issued or proposed to be issued. Reviewing and discussing with the independent auditor the responsibilities, budget and staffing of the Company's internal audit function.

Discuss earnings press releases, as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

      Periodic Assessments and Review

Obtaining and reviewing timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Reviewing with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

Reviewing with management and the independent auditor changes in promulgated accounting and auditing standards that may materially affect the Company's financial reporting practices.

Reviewing any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other


employees who have a significant role in the Company's internal controls. Reviewing any report issued by the Company's independent auditor regarding management's assessment of the Company's internal controls.

Discussing with management (at least annually) the status of: pending litigation; taxation matters; environmental compliance practices; risk assessment policies; risk management program; and other legal and compliance areas as may be appropriate, and the steps management has taken to monitor and control major financial risk exposures.

      Internal Audit Review

Providing guidance and oversight to the internal audit activities of the Company, including reviewing the budget, organization, plans and scope, and results of such activities.

      Related Party Transactions

Reviewing and approving all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

      Proxy Statement Report

Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders, which report shall include the information required by applicable SEC and NYSE rules, as amended and supplemented from time to time.

Annual Review

      The Audit Committee shall review and reassess this charter and agenda annually.

      The Committee shall obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations for improvement.

      It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.


ANNEX B

ESTERLINE TECHNOLOGIES CORPORATION
AMENDED AND RESTATED 1997 STOCK OPTION PLAN

1. PURPOSE

      The name of this plan is the Esterline Technologies Corporation Amended and Restated 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers (including officers who are directors) and other key employees who are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

2. DEFINITIONS

      2.1 "ADMINISTRATOR" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3.

      2.2 "AFFILIATE" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

      2.3 "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

      2.4 "BOARD" means the Board of Directors of the Company.

      2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

      2.6 "COMMITTEE" means the Compensation and Stock Option Committee of the Board or any committee the Board may subsequently appoint to administer the Plan. To the extent applicable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act.

      2.7 "COMPANY" means Esterline Technologies Corporation, a Delaware corporation (or any successor corporation), and its subsidiaries and divisions.

      2.8 "DISABILITY" means the inability of a Participant to perform substantially such Participant's duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (a) for a continuous period of six months or (b) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity which will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

      2.9 "DISINTERESTED PERSON" means a person who, at a given meeting of the Committee or Board of Directors, is not being considered to receive a grant of an Option hereunder.

      2.10 "EFFECTIVE DATE" shall mean March 5, 1997.

      2.11 "ELIGIBLE RECIPIENT" means selected officers (including officers who are directors) and other key employees of the Company.

      2.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      2.13 "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder, (a) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Western Edition of The Wall Street Journal, (b) the fair market value of the Stock as determined in accordance with a method prescribed in the instrument evidencing any award hereunder or (c) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

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      2.14 "OPTION" means any option to purchase shares of Stock granted pursuant to Section 7 that is not intended to qualify as an incentive stock option as that term is defined in Section 422 of the Code.

      2.15 "PARTICIPANT" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 3 below, to receive grants of Options.

      2.16 "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) an underwriter temporarily holding securities pursuant to an offering of such securities or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      2.17 "STOCK" means the common stock of the Company, par value $.20 per share.

      2.18 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3. ADMINISTRATION

      The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3") by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

      Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant Options to Eligible Recipients. Directors of the Company who are either eligible to be granted Options or to whom Options have been granted may vote on any matters affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no Option may be granted to a director under the Plan except by:

(a) The Committee, at a meeting at which a majority of its members are Disinterested Persons; or

(b) The Board of Directors at a meeting at which the majority of directors, and a majority of the directors voting on a grant, are Disinterested Persons.

      In particular, the Administrator shall have the authority: (a) to select those Eligible Recipients who shall be Participants; (b) to determine whether and to what extent Options are to be granted hereunder to Participants; (c) to determine the number of shares of Stock to be covered by each such Option granted hereunder; (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder; and (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Options granted hereunder to Participants.

      The Administrator shall have the authority, in its discretion, (a) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; (b) to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any agreements relating thereto); (c) to waive compliance either generally or in any one or more particular instances by a Participant with the requirements of any such rule or regulation or any Option, subject to the provisions of the Plan and any other applicable requirements; (d) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; (e) to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan; and (f) to otherwise supervise the administration of the Plan.

      A majority of the members of the Committee shall constitute a quorum. All decisions, interpretations and determinations made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all of the Committee members.

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4. SHARES SUBJECT TO THE PLAN

      The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,050,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that an Option expires or is otherwise terminated without being exercised, such shares shall again be available for issuance in connection with future awards under the Plan.

      Subject to adjustment from time to time as provided in Section 11, not more than 325,000 shares of Stock may be made subject to an Option under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make one-time grants of up to 650,000 shares to newly hired or newly promoted individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

5. ELIGIBILITY

      Key employees of the Company (including officers and directors who are employees) shall be eligible for selection by the Administrator as Participants under the Plan. In selecting the individuals to whom Options shall be granted, as well as in determining the number of shares subject to each Option, the Administrator shall take into consideration the recommendations of the members of the senior management of the Company and such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An individual who has been granted an Option may, if such individual is otherwise eligible, be granted an additional Option or Options.

6. LIMITATION ON GRANTING OF OPTIONS

      No Option shall be granted under the Plan more than ten (10) years after the Effective Date.

7. TERMS AND CONDITIONS OF OPTIONS

      All Options granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions as the Administrator shall determine to be appropriate to accomplish the purposes of the Plan:

(a) OPTION PRICE. The option price per share of Stock purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date pursuant to paragraph (b) below. The proceeds of sales of Stock subject to Options are to be added to the general funds of the Company and used for such corporate purposes as the Board may determine.

(b) TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Administrator completes the corporate action relating to the grant of such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

(c) OPTION TERM. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. In addition, and except as provided in Section 8 hereof, an Option shall not be exercisable unless the holder thereof shall, at the time of exercise, be an employee of the Company or a Subsidiary or an Affiliate of the Company.

(d) EXERCISABILITY. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine. Notwithstanding the foregoing, the Options granted to each of the Company's officers shall become 100% vested and exercisable as of the day before the first to occur of the following events: (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by


such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of the Plan, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; (3) consummation of a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or (4) the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. In addition, all Options granted hereunder shall become 100% vested and exercisable as of the day before consummation of a sale or other disposition which, when aggregated with any other such sale(s) or disposition(s) occurring within 12 months of such sale or disposition, relates to 30% or more of the equity book value of the Company as measured as of the fiscal month-end immediately preceding the first such sale or disposition.

(e) METHOD OF EXERCISE. Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or check acceptable to the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of a broker-assisted cashless exercise procedure that satisfies the regulations of the Federal Reserve Board, or (ii) in the form of shares of Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes).

8. EARLY TERMINATION OF OPTIONS

      All Options granted which have not as yet become exercisable shall terminate immediately upon termination of employment for any reason. All exercisable Options that have not been exercised shall terminate as follows:

(a) TERMINATION OF EMPLOYMENT. Unless otherwise provided in the instrument evidencing an Option, all rights to exercise an Option shall terminate on the earlier of three (3) months after the Participant's employment terminates for any reason other than death or disability (within the meaning of the Company's long-term disability plan) and the expiration date of the Option. Transfer from one corporation within the Company to another shall not be deemed termination of employment. The Administrator shall have the authority to determine in each case whether an authorized leave of absence or absence on military or governmental service shall be deemed a termination of employment for purposes of this subsection.


(b) CORPORATE OFFICER RETIREMENT. Unless otherwise provided in the instrument evidencing an Option, in the event that a corporate officer terminates his or her employment by reason of retirement, as determined by eligibility for retirement under the Company's qualified retirement plan, all rights to exercise an Option shall terminate on the earlier of three (3) years following such termination of employment or the expiration date of the Option.

(c) DEATH OF PARTICIPANT. If any Participant dies while employed by the Company, or within three (3) months thereafter, the Participant's Option shall terminate at the time provided in the instrument evidencing the Option for termination in the event of death or, if the instrument contains no such provision, the Participant's Option shall terminate three (3) years after the Participant's death (but in each instance not later than the date the Option would otherwise expire). Subject to the limitations on the Option, such Option may be exercised by the executors or administrators of the Participant's estate or by the Participant's legatees or heirs.

(d) DISABILITY. In the event of termination of a Participant's employment as a result of disability within the meaning of paragraph (a) above, a Participant's Option shall terminate three (3) years after the Participant's employment terminates (but in no event after the expiration of the Option period).

9. NON-TRANSFERABILITY OF OPTIONS

      No Option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the Option may be exercised only by the Participant. More particularly, but without limiting the generality of the foregoing, an Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon an Option will be null and void and without effect, and the Administrator may, in its discretion, upon the happening of any such event, terminate an Option forthwith.

10. PAYMENT FOR STOCK

      Shares which are subject to an Option shall be issued only upon receipt by the Company of full payment of the consideration for the shares as to which the Option is exercised. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with, nor, if the outstanding Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the Participant agree that any sales of the shares will be made only in such manner as is permitted by the Administrator and that the Participant will notify the Company when the Participant makes any disposition of the shares whether by sales, gift or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the Participant shall take any action reasonably requested by the Company in such connection. A Participant shall generally have the rights to dividends and any other rights of a shareholder with respect to the Stock subject to the Option only after the Participant has given written notice of exercise and has paid in full for such shares.

11. CHANGES IN STOCK

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the kind and aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Options granted under the Plan and (iii) the maximum number and kind of shares that may be made subject to options granted to any Eligible Recipient as set forth in Section 4. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this Section 11, the


Administrator may provide, in its discretion, for the cancellation of any outstanding Options and payment in cash or other property therefore. In the event of any adjustment in the number of shares covered by any Option, each such Option shall cover only the number of full shares resulting from such adjustment.

12. EMPLOYMENT RIGHTS

      Neither the adoption of the Plan nor the grant of any Option under it shall confer upon any employee of the Company any right to continued employment with the Company, nor shall either interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause. Neither the existence of the Plan nor the grant of any Option hereunder shall be taken into account in determining any damages to which an employee may be entitled upon termination of employment.

13. EFFECTIVE DATE, TERMINATION AND AMENDMENT OF THE PLAN

(a) EFFECTIVE DATE OF THE PLAN. The Plan was effective on March 5, 1997 (the "Effective Date"), the date on which it was approved by the shareholders of the Company.

(b) TERMINATION OR DISCONTINUANCE OF THE PLAN. The Plan shall terminate ten years from the Effective Date. Prior thereto, the Board may suspend or terminate the Plan or discontinue granting Options under the Plan at any time; provided, however, that any such suspension, termination or discontinuance shall not affect any Options then outstanding under the Plan. No Options under the Plan may be granted after termination of the Plan.

(c) AMENDMENT OF THE PLAN. The Board from time to time may make such modifications or amendments of the Plan as it may deem advisable but may not, without further approval of the shareholders of the Company, except as provided in Section 11 hereof (i) increase the maximum number of shares which shall be available and reserved for issue under the Plan, (ii) change the class of persons eligible to receive Options, or (iii) extend the term of the Plan beyond the period provided in this Section. Notwithstanding the foregoing, shareholder approval under this Section 13 shall only be required at such time and under such circumstances as shareholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

(d) AMENDMENT OF OUTSTANDING OPTIONS. The Administrator may at any time or times amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations. Further, it may, with the consent of the holder of the Option, make such modifications or amendments as it shall deem advisable.

(e) LIMITATION. Except as provided in Section 11, neither the termination nor any modification or amendment of the Plan or any outstanding Option shall, without the consent of the holder of an Option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such Option or alter or impair any Option previously granted under the Plan.

14. TERMINATION OF RIGHT OF ACTION

      Every right of action arising out of or in connection with the Plan by or on behalf of the Company, or by any shareholder of the Company against any past, present or future member of the Board or against any employee, or by an employee (past, present or future) against the Company shall, irrespective of the place where an action may be brought and irrespective of the place or residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect to which such right of action is alleged to have arisen.

15. GENERAL PROVISIONS

(a) OTHER AWARDS AND COMPENSATION. The Plan shall not restrict the authority of the Board, acting directly or by authorization to any committee, for proper corporate purposes, to grant or assume stock options


or replacements or substitutions therefore, other than under the Plan, whether in connection with any acquisition or otherwise, and with respect to any employee or other person, or to award bonuses or other benefits to Participants under the Plan in connection with exercises under the Plan (except with respect to Participants who are or may become subject to Section 162(m) of the Code) or otherwise, or to maintain or establish other compensation or benefit plans or practices.

(b) STATUTORY REFERENCES, ETC. References to the provisions of statutes and regulations in the Plan shall be deemed to refer to such provisions as from time to time are in effect, unless the context suggests otherwise.

(c) PAYMENT OF TAXES. Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering a number of shares of Stock the Participant already owns having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has owned the surrendered shares for less than six months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes).

(d) LIABILITY. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(e) UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(f) PARTICIPANTS IN OTHER COUNTRIES. The Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company may operate to assure the viability of the benefits from Options granted to Participants employed in such countries and to meet the objectives of the Plan.

(g) SEVERABILITY. If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

(h) CHOICE OF LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

16. TERM OF THE PLAN

      No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards theretofore granted may extend beyond that date.


Please mark your votes as indicated in this example	|X|
		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	Election of the following Director Nominees:	|_|	|_|	2.	Proposal to amend the Amended and Restated 1997 Stock Option Plan for key employees authorizing the issuance of options to purchase an additional 750,000 shares of the Company's Common Stock.	|_|	|_|	|_|
	To serve a term that expires in 2006: 01 Ross J. Centanni, 02 Robert S. Cline, and 03 Wendell P. Hurlbut
	To serve a term that expires in 2005: 04 Anthony P. Franceschini
	INSTRUCTION: To withhold authority for any individual nominee, print that nominee's name in the following space: ___________________________________________________________			3.	In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
	______ | |

This proxy, when properly executed, will be voted in the manner directed on this proxy card. Management recommends a vote FOR all nominees designated on this proxy card and FOR the proposal referred to herein. If no specification is made, a vote FOR all of said nominees will be entered.

					The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

Signature ________________________ Signature ________________________ Date _____________

NOTE: Please sign as name appears on this proxy. If stock is held jointly, each owner should sign. Persons signing in a representative capacity should give their title.
PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD.

^ FOLD AND DETACH HERE ^


ESTERLINE TECHNOLOGIES CORPORATION

This Proxy is Solicited on Behalf of The Board of Directors

      The undersigned hereby appoints Robert W. Cremin and Robert D. George and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, the number of shares of common stock of Esterline Technologies Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 5, 2003, or at any adjournment or postponement thereof. The undersigned directs that this proxy be voted as follows:

(Continued and to be signed on other side)

^ FOLD AND DETACH HERE ^

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